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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 21, 1999
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                          Cooper Industries, Inc.
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           (Exact Name of Registrant as Specified in its Charter)


                                    Ohio
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              (State or Other Jurisdiction of Incorporation)


         1-1175                                 31-4156620
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       (Commission                            (IRS Employer
       File Number)                         Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)


                               713/209-8400
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

On October 21, 1999, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the third quarter of 1999.

Item 7.    Financial Statements and Exhibits.

           Exhibits

           99.1 Company press release dated October 21, 1999 titled "Cooper Industries' Third Quarter Per Share Earnings Up 10 Percent"

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COOPER INDUSTRIES, INC.
                                               (Registrant)



Date:  October 21, 1999                        /S/ Diane K. Schumacher
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                                               Diane K. Schumacher
                                               Senior Vice President,
                                               General Counsel and Secretary

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                               EXHIBIT INDEX


Exhibit No.

99.1 Company press release dated October 21, 1999 titled "Cooper Industries' Third Quarter Per Share Earnings Up 10 Percent"